UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 30, 2009

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-145140-01	FIRSTENERGY SOLUTIONS CORP.	31-1560186
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 8.01 Other Events.

On June 30, 2009, FirstEnergy Nuclear Generation Corp. (NGC), a subsidiary of FirstEnergy Solutions Corp. (FES), issued first mortgage bonds in connection with: (a) three existing series of pollution control revenue refunding bonds (PCRBs) and (b) amendments to existing letter of credit and reimbursement agreements supporting three other series of PCRBs.  The first mortgage bonds were issued under the Second Supplemental Indenture, dated as of June 30, 2009 (Second Supplemental Indenture), to the Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009, by and between NGC and The Bank of New York Mellon Trust Company, N.A., as trustee (NGC Mortgage).  All first mortgage bonds of NGC are secured primarily by a valid first lien on substantially all of NGC’s property used, or to be used, in connection with the generation and production of electric energy, subject to certain exceptions.

On June 30, 2009, FirstEnergy Generation Corp. (FGCO), a subsidiary of FES, issued first mortgage bonds in connection with three existing series of PCRBs.  The first mortgage bonds were issued under the Fifth Supplemental Indenture, dated as of June 30, 2009 (Fifth Supplemental Indenture), to the Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 19, 2008, by and between FGCO and The Bank of New York Mellon Trust Company, N.A., as trustee.  All first mortgage bonds of FGCO are secured primarily by a valid first lien on substantially all of FGCO’s property used, or to be used, in connection with the generation and production of electric energy, subject to certain exceptions.

The foregoing descriptions of the various agreements referenced above do not purport to be complete and are qualified in their entirety by reference to the agreements themselves, which are filed as exhibits hereto.  The Second Supplemental Indenture and applicable forms of NGC first mortgage bonds, the Fifth Supplemental Indenture and applicable forms of FGCO first mortgage bonds are filed as Exhibits 4.1 and 4.2, respectively, to this Form 8-K, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1
Second Supplemental Indenture, dated as of June 30, 2009, to Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009, by and between FirstEnergy Nuclear Generation Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.1 (a)	Form of First Mortgage Bonds, Guarantee Series C of 2009 due 2033 (included in Exhibit 4.1)
4.1 (b)	Form of First Mortgage Bonds, Guarantee Series D of 2009 due 2033 (included in Exhibit 4.1)
4.1 (c)	Form of First Mortgage Bonds, Guarantee Series E of 2009 due 2033 (included in Exhibit 4.1)
4.1 (d)	Form of First Mortgage Bonds, Collateral Series H of 2009 due 2011 (included in Exhibit 4.1)
4.1 (e)	Form of First Mortgage Bonds, Collateral Series I of 2009 due 2011 (included in Exhibit 4.1)
4.1 (f)	Form of First Mortgage Bonds, Collateral Series J of 2009 due 2010 (included in Exhibit 4.1)
4.2
Fifth Supplemental Indenture, dated as of June 30, 2009, to Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 19, 2008, by and between FirstEnergy Generation Corp. and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee

4.2 (a)	Form of First Mortgage Bonds, Guarantee Series F of 2009 due 2047 (included in Exhibit 4.2)
4.2 (b)	Form of First Mortgage Bonds, Guarantee Series G of 2009 due 2018 (included in Exhibit 4.2)
4.2 (c)	Form of First Mortgage Bonds, Guarantee Series H of 2009 due 2018 (included in Exhibit 4.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

July 6, 2009

FIRSTENERGY SOLUTIONS CORP.
Registrant

By:	/s/ Harvey L. Wagner
Harvey L. Wagner Vice President and Controller